February 28, 2011

Supplement

SUPPLEMENT DATED FEBRUARY 28, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY LIMITED DURATION U.S. GOVERNMENT TRUST
Dated September 30, 2010

The section of the Prospectus entitled "Fund Summary—Investment Adviser—Portfolio Managers." is hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. Information about the current members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Fund
Divya Chhibba	Vice President	January 2011

Jaidip Singh	Executive Director	May 2008

Sanjay Verma	Managing Director	November 2008

The second and third paragraphs under the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Divya Chhippa, Jaidip Singh and Sanjay Verma.

Ms. Chhibba has been associated with the Investment Adviser in an investment management capacity since May 2005. Mr. Singh has been associated with the Investment Adviser in an investment management capacity since April 1996. Mr. Verma has been associated with the Investment Adviser in an investment management capacity since April 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LTMGSPT 2/11

FEBRUARY 28, 2011

Supplement

SUPPLEMENT DATED FEBRUARY 28, 2011 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY LIMITED DURATION U.S. GOVERNMENT TRUST
Dated September 30, 2010

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—F. Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at May 31, 2010:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Divya Chhibba*	1	$266.0 million	—	—	—	—
Jaidip Singh	18	7.0 billion	—	—	22	$6.5 billion**
Sanjay Verma	25	19.0 billion	2	$480.4 million	16	3.0 billion***

*  Other accounts managed information is as of February 25, 2011.

**  Of these other accounts, two accounts with a total of approximately $1.1 billion in assets had performance based fees.

***  Of these other accounts, three accounts with a total of approximately $1.4 billion in assets had performance based fees.

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—F. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of May 31, 2010, Messrs. Singh and Verma did not own any securities in the Fund. As of February 25, 2011, Ms. Chhibba did not own any securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.